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EXHIBIT 10.35

2003 SHORT-TERM INCENTIVE PLAN

Background

        At its meeting on December 18, 2002, the Nominating and Compensation Committee reviewed and approved the 2003 Short-Term Incentive Plan (STIP) for officers of PG&E Corporation and each subsidiary. The structure (Attachment A) establishes the weighting of corporate earnings from operations, subsidiary earnings from operations, and other performance factors for officers.

2003 Recommended Officer Short-Term Incentive Plan Structure

Officer Group	Award Component	Weight	Performance Measures
PG&E Corporation	Corporate Financial Performance	25%	Corporate earnings from operations
	Corporate Liquidity	25%	Sufficient Corporate cash reserves
	Utility Plan of Reorganization	25%	Progress towards the reorganization of Pacific Gas and Electric Company
	NEG Restructuring	25%	Progress towards the restructuring of PG&E National Energy Group
President and CEO — Pacific Gas and Electric Company	Corporate Financial Performance	25%	Corporate earnings from operations
	Subsidiary Financial Performance	25%	Respective subsidiary contribution to corporate earnings from operations
	Utility Plan of Reorganization	50%	Progress towards the reorganization of Pacific Gas and Electric Company
President — PG&E National Energy Group	Corporate Financial Performance	25%	Corporate earnings from operations
	Subsidiary Financial Performance	25%	Respective subsidiary contribution to corporate earnings from operations
	NEG Restructuring	50%	Progress towards the restructuring of PG&E National Energy Group
Pacific Gas and Electric Company	Corporate Financial Performance	25%	Corporate earnings from operations
	Utility Plan of Reorganization	25%	Progress towards the reorganization of Pacific Gas and Electric Company
	Subsidiary Financial Performance	25%	Respective subsidiary contribution to corporate earnings from operations
	Subsidiary Operational Performance	25%	Financial, operating, and service measures determined by subsidiary CEO

PG&E National Energy Group	Corporate Financial Performance	25%	Corporate earnings from operations
	NEG Restructuring	25%	Progress towards the restructuring of PG&E National Energy Group
	Subsidiary Financial Performance	25%	Respective subsidiary contribution to corporate earnings from operations
	Subsidiary Operational Performance	25%	Financial, operating, and service measures determined by subsidiary CEO

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  EXHIBIT 10.35